                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                               OPTIMUM FUND TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[_]  Fee paid previously with preliminary proxy materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ____________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ____________________________________________________________

     3)   Filing Party:

          ____________________________________________________________

     4)   Date Filed:

          ____________________________________________________________

OPTIMUM FUND
TRUST

                                  JULY 6, 2004

                           OPTIMUM INTERNATIONAL FUND

Dear Shareholder:

   Enclosed is a Notice of Meeting for a Special Meeting of Shareholders of Optimum International Fund (the "Fund"), a series of Optimum Fund Trust (the "Trust"). The Meeting has been called for August 31, 2004 at 3:00 p.m., Eastern time, at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103. The accompanying Proxy Statement describes a certain proposal (the "Proposal") being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD!

   The enclosed Proxy Statement describes the Proposal you are being asked to consider, which is to approve a new subadvisory agreement. As more fully described in the Proxy Statement, a new subadvisory agreement is needed as a result of the pending sale by Delaware Investments of its London-based international investment management business, specifically Delaware International Advisers Ltd. ("DIAL"). If the shareholders of the Fund approve the Proposal, DIAL (which is currently a subadviser of the Fund) will be able to continue as a sub-adviser for the Fund.

   The Proposal is being presented to shareholders in connection with Delaware Investments' pending sale of DIAL. The sale of DIAL will result in the automatic termination of DIAL's subadvisory agreement with respect to the Fund between Delaware Management Company, a series of Delaware Management Business Trust ("DMC"), the investment manager to the Fund, and DIAL. The Proposal will not result in a change in the investment objective or investment policies of the Fund, nor will the investment management fees, or any other expenses paid by the Fund, change.

   Please take the time to review this entire document and vote now! Whether or not you plan to attend the Meeting, please vote your shares by completing, dating and signing the enclosed proxy card. If you determine at a later date that you wish to attend the Meeting, you may revoke your proxy and vote in person. Proxy cards must be received prior to the Meeting in order to be counted.

   Thank you for your prompt attention and participation.

                                          Sincerely,

                                          /s/ John C.E. Campbell

                                          John C.E. Campbell
                                          President and Chief Executive Officer

                       This page intentionally left blank

                               OPTIMUM FUND TRUST

                           Optimum International Fund

                               2005 Market Street
                             Philadelphia, PA 19103
                                 (800) 914-0278

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on August 31, 2004

To the Shareholders of Optimum International Fund:

   This is your official notice that a Special Meeting of Shareholders (the "Meeting") of Optimum International Fund (the "Fund"), a series of Optimum Fund Trust, a Delaware statutory trust (the "Trust"), has been called by the Board of Trustees of the Trust and will be held at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on August 31, 2004 at 3:00 p.m., Eastern time. The Special Meeting is being called for the following reasons:

   1. To approve a Sub-Advisory Agreement between Delaware Management Company and Delaware International Advisers Ltd. (the "Proposal").

   2. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

   The Proposal set forth above is more fully described in the attached Proxy Statement. A copy of the form of proposed Sub-Advisory Agreement is attached as Schedule A to the Proxy Statement. The Board of Trustees of the Trust is soliciting your votes.

   If you are a shareholder of record of the Fund as of the close of business on June 28, 2004, you have the right to direct the persons listed on the enclosed proxy card as to how your shares in the Fund should be voted. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. YOUR VOTE IS IMPORTANT.

                       By Order of the Board of Trustees,

                       /s/ Richelle S. Maestro

                       Richelle S. Maestro
                       Secretary


July 6, 2004

--------------------------------------------------------------------------------
TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER
 MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS MUST BE RECEIVED BEFORE THE MEETING IN ORDER TO BE COUNTED. YOU MAY REVOKE YOUR
 PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE
                                    MEETING.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

                               TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----

Meeting Information ................................................................     1

Purposes of the Meeting ............................................................     1

More Information Regarding the Fund ................................................     1

OVERVIEW OF THE PROPOSAL ...........................................................     2

   Why am I getting this proxy? ....................................................     2

   What is an "Interim Agreement?" .................................................     2

   What is the Board of Trustees Recommending? .....................................     2

PROPOSAL: TO APPROVE A NEW SUBADVISORY AGREEMENT WITH DIAL .........................     3

   Introduction ....................................................................     3

   Approval of the New Subadvisory Agreement .......................................     3

   Comparison of the Current Subadvisory Agreement and the New Subadvisory Agreement     3

   Advisory Services ...............................................................     3

   Fees ............................................................................     4

   Brokerage .......................................................................     4

   Limitation of Liability .........................................................     4

   Continuance .....................................................................     4

   Termination .....................................................................     5

   Board Considerations and Determinations .........................................     5

   Interim Agreement ...............................................................     6

ADDITIONAL INFORMATION ABOUT DMC, DIAL AND OTHER SERVICE PROVIDERS .................     6

   DMC and DIAL ....................................................................     6

   Administrator and Distributor ...................................................     8

VOTING INFORMATION .................................................................     9

   How many votes are necessary to approve the Proposal? ...........................     9

   How do I ensure my vote is accurately recorded? .................................     9

   May I revoke my proxy? ..........................................................     9

   What other matters will be voted upon at the Meeting? ...........................     9

   Who is entitled to vote? ........................................................     9

   What other solicitations will be made? ..........................................     9

PRINCIPAL SHAREHOLDERS .............................................................    10

SHAREHOLDER PROPOSALS ..............................................................    10

SCHEDULE A - FORM OF SUB-ADVISORY AGREEMENT BETWEEN DELAWARE MANAGEMENT COMPANY
   AND DELAWARE INTERNATIONAL ADVISERS LIMITED .....................................   A-1

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                           OPTIMUM INTERNATIONAL FUND
                                  A SERIES OF
                               OPTIMUM FUND TRUST

                         TO BE HELD ON AUGUST 31, 2004

MEETING INFORMATION

   This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Optimum International Fund, a series of Optimum Fund Trust, a Delaware statutory trust (the "Trust"). The Meeting will be held at the offices of Delaware Investments, which are located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on August 31, 2004 at 3:00 p.m., Eastern time. The Board of Trustees of the Trust, on behalf of the Optimum International Fund (the "Fund"), is soliciting these proxies.

   This Proxy Statement and form of Proxy Card will first be sent to shareholders on or about July 9, 2004.

PURPOSES OF THE MEETING

   The purpose of the Meeting is to consider the Proposal that is listed in the accompanying Notice and any other business that may properly come before the Meeting.

   The Board of Trustees of the Trust urges you to complete, sign and return the Proxy Card included with this Proxy Statement whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card promptly to help assure a quorum for the Meeting.

                      MORE INFORMATION REGARDING THE FUND

   The Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Fund at the address and telephone number shown on the top of the Notice of Special Meeting of Shareholders.

                            OVERVIEW OF THE PROPOSAL

WHY AM I GETTING THIS PROXY?

   Delaware International Advisers Ltd. ("DIAL") is currently one of two subadvisers to the Fund. If the Proposal described in this Proxy Statement is approved, DIAL will continue to provide day-to-day investment management to its portion of the Fund, as allocated to it from time to time (the "Managed Portion"). However, DMH Corp., of which DIAL is an indirect, wholly owned subsidiary, has entered into an agreement that, if consummated, will result in a company owned by DIAL's current management and others, including various private investment firms affiliated with Hellman & Friedman LLC, a private equity firm (the "Purchasers"), purchasing DIAL from Delaware Investments (the "DIAL Acquisition"). The Purchasers are paying Delaware Investments $172 million in cash and will provide relief of certain liabilities of approximately $27 million as of April 30, 2004. Under applicable law, the DIAL Acquisition will automatically result in a termination of DIAL's subadvisory agreement with Delaware Management Company ("DMC"), which provides for the provision of subadvisory services to the Fund (the "Current Subadvisory Agreement").

   The purpose of the Meeting is to have shareholders of the Fund vote upon a new subadvisory agreement between DIAL and DMC (the "New Subadvisory Agreement") that will be needed for the Fund's continuity of operations upon the anticipated completion of the DIAL Acquisition. The DIAL Acquisition is expected to close later this year.

WHAT IS AN "INTERIM AGREEMENT?"

   As discussed above, the laws that govern the operation of the Fund provide that the Current Subadvisory Agreement will automatically terminate as a result of the DIAL Acquisition. If the DIAL Acquisition is completed before the Meeting where shareholders approve the New Subadvisory Agreement, DMC and DIAL will need an interim agreement (the "Interim Agreement") to ensure that uninterrupted subadvisory services are provided by DIAL for the Managed Portion of the Fund.

   The Interim Agreement, if actually entered into, will permit DIAL to continue managing the Managed Portion of the Fund until the New Subadvisory Agreement is approved by the Fund's shareholders or until DMC makes other arrangements for portfolio management of the Managed Portion. However, applicable law requires that the Interim Agreement terminate no later than 150 days after it becomes effective.

   The Interim Agreement is identical in form and terms to the Current Subadvisory Agreement, except for certain additional provisions that are permitted or required by applicable law. The term and effective date of the Interim Agreement differ from the Current Subadvisory Agreement. As mentioned, the Interim Agreement can only remain in effect for 150 days. In addition, the Interim Agreement has an "escrow" provision so that any compensation earned by DIAL under the Interim Agreement would be held in an interest-bearing escrow account.

   In order for such compensation to be released from the escrow account to DIAL for services to the Fund, the law requires that shareholders of the Fund approve an agreement with DIAL before the end of the 150-day period. In this case, shareholder approval of the New Subadvisory Agreement will cause all of the fees in the escrow account to be released to DIAL.

   If the Interim Agreement is entered into (i.e., because the DIAL Acquisition closes before shareholders of the Fund approve the New Subadvisory Agreement) and shareholders approve the New Subadvisory Agreement, then DIAL is entitled to receive all of the compensation held in the escrow account plus any interest earned thereon. If the Interim Agreement is entered into and shareholders do not approve the New Subadvisory Agreement, then DIAL is entitled to receive the lesser of the compensation held in the escrow account or its actual costs of providing subadvisory services during the period that such fees are being escrowed.

WHAT IS THE BOARD OF TRUSTEES RECOMMENDING?

   At the Meeting, the Board of Trustees is recommending that shareholders of the Fund approve the New Subadvisory Agreement whereby DIAL will be able to continue to provide the day-to-day investment management of the Managed Portion and any compensation held in escrow pursuant to the Interim Agreement will be released to DIAL.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NEW
                             SUBADVISORY AGREEMENT.

PROPOSAL: TO APPROVE A NEW SUBADVISORY AGREEMENT WITH DIAL

INTRODUCTION

   In order to maintain the existing services and management for the Managed Portion of the Fund following the closing of the DIAL Acquisition, management of the Fund recommended to the Board of Trustees at its June 17, 2004 Board Meeting that DIAL be retained to continue to provide the day-to-day investment management as sub-adviser of the Managed Portion.

   On June 17, 2004, the Board of Trustees of the Trust met to review and consider the DIAL Acquisition, its impact upon the Trust and the Fund, and Fund management's recommendation. As more fully described below, the Board of Trustees reviewed information provided by DIAL and the Purchasers. Based upon such information and the recommendations of Fund management, the Board of Trustees, at its June 17, 2004 meeting, approved the New Subadvisory Agreement, subject to shareholder approval, and the Interim Agreement. The terms and conditions of the New Subadvisory Agreement are substantially the same as the terms and conditions of the Current Subadvisory Agreement, except as otherwise described below under "COMPARISON OF THE CURRENT SUBADVISORY AGREEMENT AND THE NEW SUBADVISORY AGREEMENT."

   The Current Subadvisory Agreement was (1) originally approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" ("Independent Trustees"), as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), on July 17, 2003 and (2) was approved by the initial shareholder of the Fund in connection with its organization and became effective with respect to the Fund on July 17, 2003. The Current Subadvisory Agreement has not since been submitted to the Board of Trustees or Fund shareholders for their reapproval.

   Set out in this Proxy Statement is important information regarding DIAL, the DIAL Acquisition, the New Subadvisory Agreement, including a comparison of the New Subadvisory Agreement to the Current Subadvisory Agreement, fees and expenses and certain other information that was presented to the Board of Trustees and that is important for you to consider in deciding how to vote. Following this information, beginning on page 5 is a description of the information that the Board particularly focused on in considering to approve and recommend that shareholders approve the Proposal and the Board's determinations with respect thereto.

   As noted above and in accordance with the applicable rules under the 1940 Act, shareholder approval of the New Subadvisory Agreement is necessary in order for DIAL to receive all of the investment advisory fees escrowed pursuant to the Interim Agreement and for DIAL to continue to provide investment management services to the Managed Portion.

APPROVAL OF THE NEW SUBADVISORY AGREEMENT

   The New Subadvisory Agreement will become effective on the later of the date the Fund's shareholders approve it or the closing of the DIAL Acquisition. If shareholders do not approve the New Subadvisory Agreement with DIAL, DMC will either directly manage the Managed Portion on a day-to-day basis, or hire another sub-adviser, subject to any necessary Board of Trustees and shareholder approvals, to manage the Managed Portion on a day-to-day basis.

COMPARISON OF THE CURRENT SUBADVISORY AGREEMENT AND THE NEW SUBADVISORY
AGREEMENT

ADVISORY SERVICES

   Under the proposed New Subadvisory Agreement, DMC, as manager, will retain DIAL as a sub-adviser, and DIAL will continue to manage the Managed Portion on a day-to-day basis, subject to the supervision of DMC. The services to be provided to the Fund by DIAL, as sub-adviser, under the New Subadvisory Agreement will be identical to those currently provided by DIAL under the Current Subadvisory Agreement.

   Under the Current Subadvisory Agreement, DIAL is responsible for the day-to-day portfolio management of the Managed Portion and determines from time to time the securities and other investments that are purchased, retained, or sold with respect to the Managed Portion. In addition, DIAL implements such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as selected by DIAL. DIAL provides the services under the Current Subadvisory Agreement in accordance with the Fund's investment objectives, policies and restrictions, as stated in the Fund's current prospectus. DIAL will have the same contractual obligations and duties under the New Subadvisory Agreement.

   Both the Current Subadvisory Agreement and the New Subadvisory Agreement require the manager and sub-adviser to maintain all books and records with respect to the securities transactions of the Managed Portion and to furnish the Board such periodic and special reports as the Board may request.

FEES

   The rate of investment management fees payable by the Fund will not be affected by the DIAL Acquisition because DMC pays subadvisers to the Fund out of the fees it receives under the investment management agreement it has with the Trust on behalf of the Fund. However, the subadvisory fees under the proposed New Subadvisory Agreement differ from those under the Current Subadvisory Agreement. The current annual rate of subadvisory fees payable to DIAL by DMC, based on the average daily net assets of the Managed Portion, is as follows:

                     0.55% of the first $50 million
                     0.40% of the next $50 million
                     0.36% of all assets above $100 million

   For the fiscal period ended March 31, 2004, DIAL received $26,076 for its subadvisory services to the Fund. Under the New Subadvisory Agreement, DIAL would receive 0.40% of the average daily net assets of the Managed Portion for its services as a subadviser. Had this fee been in place during the last fiscal period, DIAL would have received $18,946 for its services as subadviser, which is approximately 27% less than what DIAL received during the last fiscal period under the Current Subadvisory Agreement.

BROKERAGE

   The Current Subadvisory Agreement, subject to the primary objective of obtaining the best execution, permits DIAL to place orders for the purchase and sale of portfolio securities and other instruments with such broker-dealers who provide statistical, factual and financial information and services to DMC, to DIAL or to the Managed Portion. The Current Subadvisory Agreement also permits DIAL to place orders for the purchase and sale of portfolio securities and other instruments with broker-dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which DIAL or any sub-adviser provides investment advisory services, although this is not a practice in which DIAL currently engages. Broker-dealers who sell shares of any investment companies or series thereof for which DIAL or any sub-adviser provides investment advisory services are permitted to only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the U.S. Securities and Exchange Commission ("SEC") and NASD Regulation, Inc. Subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, under the Current Subadvisory Agreement, DIAL may cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where DIAL has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or DIAL's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory or subadvisory accounts for which DIAL exercises investment discretion.

   The New Subadvisory Agreement contains a substantially similar provision; however, the portion of the provision permitting DIAL to consider the sale of Trust or other investment company shares when placing purchases and sales of portfolio securities has been eliminated.

LIMITATION OF LIABILITY

   The Current Subadvisory Agreement provides that DIAL shall not be liable to DMC, the Trust, the Fund or any shareholder for any action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as subadviser to the Trust and to DMC. The New Subadvisory Agreement contains an identical provision.

   The Current Subadvisory Agreement and New Subadvisory Agreement each provide that DIAL and DMC shall indemnify each other and their respective affiliates to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amount paid in settlement and reasonable expenses, including attorney's fees, incurred by the party seeking indemnification and its affiliates arising from or in connection with such Agreement so long as such losses arise out of the other party's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Agreement.

CONTINUANCE

   If shareholders of the Fund approve the New Subadvisory Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The New Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Board of the Trust or by a vote of a majority of all votes attributable to the outstanding shares of the Fund, provided that in either case the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

   In connection with the DIAL Acquisition, DMC and DIAL have agreed, subject to their respective fiduciary obligations and oversight of the Board of Trustees, to maintain their relationship for the foreseeable future and for at least 18 months following the DIAL Acquisition.

TERMINATION

   The Current Subadvisory Agreement provides that it may be terminated at any time on 60 days' written notice to the other party, without the payment of any penalty, by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by DIAL. The Current Subadvisory Agreement also provides that it would immediately terminate in the event of its assignment.

   The New Subadvisory Agreement may be terminated, without the payment of a penalty, with respect to the Fund by DMC at any time, on 90 days' written notice to DIAL; by the Trust at any time, on 60 days' written notice to DIAL; and by DIAL on 90 days' written notice to DMC and the Trust. The New Subadvisory Agreement also provides that it would immediately terminate in the event of its assignment.

BOARD CONSIDERATIONS AND DETERMINATIONS

   In considering approval of the New Subadvisory Agreement and submission of it to shareholders for their approval, the Board of Trustees reviewed information and representations provided by DIAL and advice from outside counsel as to the adequacy of the materials provided by DIAL, and focused on: (1) the nature, extent, and quality of the services to be provided by DIAL; (2) the investment performance of the Fund and comparable funds advised or subadvised by DIAL; (3) the compatibility of DIAL's investment philosophy and methodology with the other subadviser co-managing the Fund, Marsico Capital Management, LLC; and (4) the costs of the services to be provided and profits to be realized by DIAL and its affiliates from the relationship with the Fund. In addition to the materials provided regarding the DIAL Acquisition overall, separate presentations were made by Linsco/Private Ledger Corp. ("LPL"), the investment consultant to DMC, and by DIAL regarding the management strategies for the Fund, DIAL's buy and sell disciplines and Fund performance to date. At each quarterly meeting since the Fund's inception, the Board also received reports prepared by LPL regarding DIAL's investment performance, including comparisons to the Fund's benchmark, adherence to stated investment philosophy and compatibility with the Fund's other sub-adviser.

   1. The Quality of Services to be Provided

   In considering the nature, extent and quality of the services to be provided by DIAL, the Board specifically considered that the New Subadvisory Agreement contains substantially similar provisions to those in the Current Subadvisory Agreement except for the effective dates and the fees. With respect to the New Subadvisory Agreement, the Board considered the benefits of providing consistency of portfolio management. The Board reviewed materials provided by DIAL regarding the experience and qualifications of personnel responsible for managing the Fund, and placed weight on DIAL's representation that there are no planned changes with respect to the DIAL personnel responsible for security selection and portfolio management after the closing of the DIAL Acquisition. The Board also considered DIAL's management of the operating expenses of the Fund, such as transaction costs, including how portfolio transactions for the Fund are conducted and how brokers are chosen. The Board also considered information provided by the Purchasers regarding their plans for DIAL, particularly Hellman & Friedman's prior experience in the industry partnering with management of investment advisory firms and the Board's discussions with representatives of Hellman & Friedman concerning the autonomy to be provided to DIAL.

   The Board also considered that DIAL would continue to co-manage the Fund with another subadviser, Marsico Capital Management, LLC. The Board considered the compatibility of the two subadvisers' investment philosophies and methodologies and that the New Subadvisory Agreement provides flexibility to DMC to adjust the amount of the Fund's assets advised by DIAL. Based upon these considerations, the Board determined that the nature, extent and quality of the services to be provided by DIAL under the New Subadvisory Agreement are satisfactory and that the New Subadvisory Agreement is in the best interests of shareholders.

   2. Investment Performance

   With respect to the investment performance of the Fund, and specifically of the Managed Portion of the Fund, as well as the comparable mutual funds advised by DIAL, the Board looked at the Fund's performance to date relative to its peers and benchmark. As part of its presentation to the Board, DIAL reviewed performance to date. In particular, management reviewed for the Board both the effective and ineffective short-term portfolio moves since Fund inception, as well as where the portfolio is anticipated to be in the longer term. The Board also considered that the Fund has been in existence for less than a year, but that DIAL has managed the Managed Portion in the style represented to the Board. Based upon these considerations, the Board determined that the performance of the Fund provides evidence of the high quality of portfolio management services to be provided under the New Subadvisory Agreement.

   3. The Costs of the Services to be Provided

   In considering the costs of the services to be provided and profits to be realized by DIAL and its affiliates from the relationship with the Fund, the Board considered the fees paid to DIAL and the fair market value of the services provided by DIAL. The Board had been previously provided with information regarding the level of the advisory fees of the Fund and overall levels of expenses for the Fund compared to its peer group of comparable mutual funds and what proportion of the fees paid to DMC were being passed through to DIAL with respect to the Managed Portion. The Board made particular note of fees paid by other accounts sub-advised by DIAL. The Board also noted that the proposed change to DIAL's subadvisory fee would lower, at least initially, the subadvisory fees received by DIAL. The materials provided to the Board noted that the management fee paid by the Fund to DMC would stay the same.

   Based upon these considerations, and the considerations regarding fees and expenses in general, the Board was able to determine that the fees under the New Subadvisory Agreement are fair and reasonable.

   In reaching its decision to recommend approval of the New Subadvisory Agreement, the Board did not identify any single factor as being of paramount importance. Based on the information and representations provided by DIAL and its considerations as described above, the Board of Trustees, including a majority of Independent Trustees, determined (1) that the New Subadvisory Agreement would provide appropriate continuity of services to the Fund and its shareholders and (2) that the terms thereof, including the compensation to be paid under the New Subadvisory Agreement, are in compliance with the 1940 Act, including the rules and regulations thereunder, and are fair and reasonable and in the best interests of shareholders.

   Therefore, the Board of Trustees determined that the New Subadvisory Agreement should be submitted to shareholders with its recommendation for approval.

INTERIM AGREEMENT

   As mentioned above, in the event that the DIAL Acquisition is closed prior to shareholders of the Fund approving the New Subadvisory Agreement, to assure that the Managed Portion continues to be managed by DIAL after the DIAL Acquisition and the termination of the Current Subadvisory Agreement as a result thereof, the Board of Trustees (including a majority of the Independent Trustees) approved the Interim Agreement with respect to the Fund pursuant to Rule 15a-4 under the 1940 Act at its in-person meeting held on June 17, 2004.

   If needed, the Interim Agreement would become effective upon the closing of the DIAL Acquisition (the "Interim Effective Date"), and would terminate upon the earlier of 150 days from the Interim Effective Date or upon shareholder approval of the New Subadvisory Agreement. The Interim Agreement also provides that the Board of Trustees, or a majority of the "outstanding voting securities" of the Fund, as that term is defined in the 1940 Act, may terminate the Interim Agreement on 10 days' written notice to DIAL. The Interim Agreement also provides that DMC may terminate it at any time upon 60 days' written notice to DIAL. The Interim Agreement also terminates immediately in the event of its "assignment," as that term is defined in the 1940 Act.

   Pursuant to the terms of the Interim Agreement, the maximum amount of investment management fees payable by DMC to DIAL during this interim period would be identical to that which would have been payable to DIAL under the Current Subadvisory Agreement.

   In accordance with the provisions of Rule 15a-4 under the 1940 Act, the compensation to be paid to DIAL under the Interim Agreement would be held in an interest-bearing escrow account. The costs, if any, of maintaining such escrow account would be borne by DMC and DIAL. The Interim Agreement also provides that, if the shareholders of the Fund approve a new agreement with DIAL no later than 150 days from the Interim Effective Date, DIAL would be entitled to all of the compensation held in the escrow account (including interest earned). If the New Subadvisory Agreement is not approved by the shareholders, the Interim Agreement provides that DIAL will be entitled to be paid, out of the escrow account, the lesser of (1) the total amount held in the escrow account (plus interest earned on that amount) or (2) any costs incurred by DIAL in performing its duties under the Interim Agreement prior to its termination (plus interest earned on the amount while in the escrow account). Such amount would be released to DIAL, as appropriate, from the escrow account. Any excess monies held in the escrow account would be returned to DMC.

       ADDITIONAL INFORMATION ABOUT DMC, DIAL AND OTHER SERVICE PROVIDERS

DMC AND DIAL

   DMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is a series of Delaware Management Business Trust ("DMBT"). DMC and DMBT are located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

   DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is regulated in the United Kingdom by the Financial Services Authority. Since 1990, DIAL has managed the overseas assets of the funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, EC2V 6EE, England.

   As of May 31, 2004, DMC was managing approximately $25 billion in assets in various open-end and closed-end investment company accounts. DIAL was managing approximately $19.5 billion in institutional or separately managed accounts and approximately $4.5 billion in mutual fund accounts as of the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $13.9 billion as of that date.

   Both DMC and DIAL are indirect, wholly-owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group, a publicly held corporation. Lincoln National Corporation, with headquarters currently at 1500 Market Street, Suite 3900, Centre Square Tower, Philadelphia, Pennsylvania 19102, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management. Delaware International Holdings Ltd., located at Claredon House, 2 Church Street, P.O. Box HM 1022, Hamilton HM DX, Bermuda, owns 18.9% of DIAL. DIAL Holding Company, Inc., located at Foulkstone Plaza, 1430 Foulkstone, Wilmington, Delaware 19803, owns 81.1% of DIAL and 100% of Delaware International Holdings Ltd. DMH Corp is located at the same address.

   At the closing of the DIAL Acquisition, Atlantic Value Partners (No. 3) Ltd. ("AVP 3"), whose registered address is 20-22 Bedford Row, London WC1R 4JS, England, intends to acquire 100% indirect control of DIAL, which will then operate under a new name.

   AVP 3 is an indirect, wholly-owned subsidiary of Atlantic Value Asset Management L.P. ("AVAM"), whose address is Appleby Corporate Services (Cayman) Limited, P.O. Box 1350GT, Clifton House, Fort Street, George Town, Grand Cayman, Cayman Islands. The sole general partner of AVAM is Atlantic Value GP Ltd. ("AVGP"), whose address is Appleby Corporate Services (Cayman) Limited, Clifton House, 75 Fort Street, P.O. Box 1350 GT, Grand Cayman, Cayman Islands.

   Various private equity funds affiliated with Hellman & Friedman LLC (the "H&F Funds"), which are limited partnerships, intend to invest as limited partners in AVAM and as shareholders in AVGP. One of the H&F Funds, HFCP IV (Bermuda), L.P., will be a 35.85% owner of AVGP. Each of the remaining H&F Funds will own less than 10% of AVGP. The address of each of the H&F Funds is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda. The sole general partner of each of the H&F Funds is H&F Investors IV (Bermuda), L.P., whose address is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda, and the sole general partner of H&F Investors IV (Bermuda), L.P. is H&F Corporate Investors IV (Bermuda) Ltd., whose address is c/o A.S.& K. Services Ltd., Cedar House, 41 Cedar Avenue, Hamilton HM EX Bermuda. The shareholders of H&F Corporate Investors IV (Bermuda) Ltd., are eleven persons, each of whom owns less than 10% of H&F Corporate Investors IV (Bermuda) Ltd.

   Atlantic Value Partners Management, L.P., whose address is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware, also intends to invest as a limited partner in AVAM and a shareholder in AVGP. Atlantic Value Partners Management, L.P. is expected to be a 55.5% owner of AVGP. Atlantic Value Partners GP Limited, whose registered address is Third Floor, 80 Cheapside, London EC2V 6EE, England, is the sole general partner of Atlantic Value Partners Management, L.P. The shareholders of Atlantic Value Partners GP Limited are eight individual members of DIAL management, each of whom owns 12.5% of Atlantic Value Partners GP Limited.

   DIAL also provides sub-advisory services to other mutual funds that have investment objectives that are similar to those of the Fund. The following is a list of these similar funds that are sub-advised by DIAL (and not managed by DMC) along with the assets of the fund and the investment subadvisory fees that each fund pays as of May 31, 2004:

                        ASSETS UNDER
                           DIAL'S           EFFECTIVE
   TRUST NAME -         MANAGEMENT/        SUBADVISORY
   FUND NAME             FUND SIZE             FEE          TYPE OF FUND      FEE WAIVER
   ------------         -------------      -----------      ------------      ----------
Equity Fund
BBH Fund, Inc.-        $110,000,000/          0.41%         International        None
BBH International      $115,000,000                         Equity
Equity Fund

Fremont Mutual          $14,000,000/          0.50%         International        None
Fund, Inc.-             $14,000,000                         Equity
Fremont Global Fund


                         ASSETS UNDER
                            DIAL'S          EFFECTIVE
   TRUST NAME -          MANAGEMENT/       SUBADVISORY
   FUND NAME               FUND SIZE          FEE           TYPE OF FUND      FEE WAIVER
   ------------          -------------     ------------     ------------      ----------
TIFF Investment          $47,000,000/         0.54%         International        None
Program Inc -            $48,000,000                        Equity
TIFF International
Equity Fund

UBS PACE Select         $167,000,000/         0.35%         International        None
Advisors Trust -        $169,000,000                        Equity
UBS PACE
International Equity
Investments

   DMC is a series of DMBT. The Trustee, the Managing Directors and the principal executive officer of DMC and their principal occupations (that are positions with DMC) are as follows: Jude T. Driscoll is the President and Chief Executive Officer of DMC; Gerald S. Frey, Managing Director and Chief Investment Officer-Growth Investing; See Y. Quek, Executive Vice President, Managing Director-Fixed Income; Patrick P. Coyne, Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income; and John B. Fields, Senior Vice President/Trustee. The address of each of the principal executive officer, the Managing Directors and the Trustee of DMC is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

   The following officers of DMC are also officers of the Trust: John C.E. Campbell serves as Executive Vice President - Global Marketing and Client Services of DMC and Chairman and Trustee of the Trust; Richelle S. Maestro serves as Executive Vice President, General Counsel and Secretary to DMC and the Trust; and Joseph H. Hastings serves as Executive Vice President, Interim Chief Financial Officer, Treasurer and Controller of DMC and Executive Vice President and Chief Financial Officer of the Trust.

   Currently and until the closing of the DIAL Acquisition, Jude T. Driscoll is Chairman and Director of DIAL. Clive A. Gillmore is Deputy Managing Director of DIAL. In addition to Mr. Driscoll and Mr. Gillmore, the Directors and their principal occupations with DIAL are as follows: John C.E. Campbell, Director; George E. Deming, Director; Elizabeth A. Desmond, Regional Research Director/Director/Senior Portfolio Manager; John Emberson, Director/Chief Operating Officer/Secretary; John Kirk, Director/Senior Portfolio Manager; G. Roger H. Kitson, Vice Chairman/Director; Nigel G. May, Regional Research Director/Director/Senior Portfolio Manager; Christopher A. Moth, Director/Chief Investment Officer Fixed Income/Senior Portfolio Manager; Hamish O. Parker, Director/Senior Portfolio Manager; and David G. Tilles, Managing Director/Chief Investment Officer. The address of each of the officers and/or Directors of DIAL, other than Messrs. Driscoll, Campbell and Deming, is 80 Cheapside, London EC2V 6EE, England.

   After the closing of the DIAL Acquisition, David G. Tilles will be the Managing Director and Chief Executive Officer of DIAL. Clive A. Gillmore will be the Deputy Managing Director of DIAL. In addition to Mr. Tilles and Mr. Gillmore, the Directors and their principal occupations with DIAL will be as follows: G. Roger H. Kitson, Director; Hamish O. Parker, Director; Elizabeth, A. Desmond, Regional Research Director; John Emberson, Director/Chief Operating Officer; John Kirk, Director/Global Fixed Income and Currency; Nigel G. May, Regional Research Director; and Christopher A. Moth, Director/Chief Investment Officer Global Fixed Income & Currency. The address of each of the officers and/or Directors of DIAL is 80 Cheapside, London, EC2V 6EE, England.

ADMINISTRATOR AND DISTRIBUTOR

   The Fund receives administrative services from DMC, the investment manager, and from Delaware Service Company, Inc. ("DSC"), which acts as Shareholder Servicing, Dividend Disbursing, Accounting Services and Transfer Agent. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. The DIAL Acquisition will not affect the services provided by DMC or DSC. For the fiscal period ended March 31, 2004, DSC received $163,985 from the Fund for such services.

   The Fund's principal underwriter is Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094. DDLP may receive fees from the Fund under a distribution plan in connection with the sale and distribution of certain classes of shares of the Fund. For the fiscal period ended March 31, 2004, DDLP received $47,479 from the Fund under such a plan.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PROPOSAL?

   Provided that there is 33 1/3% of the shares present in person or represented by proxy and entitled to vote at the Meeting (i.e., a quorum is present), the approval of the Proposal requires the affirmative vote of the lesser of: (i) a majority of the votes attributable to the outstanding shares of the Fund, or
(ii) 67% or more of the votes attributable to the shares represented at the Meeting at which the holders of more than 50% of the votes attributable to the outstanding shares of the Fund are represented in person or by proxy. Each shareholder will be entitled to one vote for each dollar of net asset value per share, and a proportionate fractional vote for any fractional dollar value, held on the Record Date. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of the votes attributable to the shares of the Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the chairperson of the Meeting.

   Abstentions will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes against the Proposal for purposes of determining whether the matters to be voted upon at the Meeting have been approved. Broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes against the Proposal for purposes of determining whether the matters to be voted upon at the Meeting have been approved. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also call toll-free to vote by telephone, or you may vote using the Internet.

MAY I REVOKE MY PROXY?

   Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the Trust expressly revoking their proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

   The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than that described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

   Only shareholders of record of the Fund at the close of business on June 28, 2004 (the "Record Date") will be entitled to vote at the Meeting. As of the Record Date, there were 3,693,980.728 outstanding shares of the Fund, of which 505,624.111 are Class A Shares, 216,531.684 are Class B Shares; 1,797,955.292
are Class C Shares, and 1,173,869.641 are Institutional Class Shares. As of the Record Date, the net asset values per share of each class of shares of the Fund were as follows: $10.52 - Class A; $10.46 - Class B; $10.47 - Class C.; and $10.55 - Institutional Class.

WHAT OTHER SOLICITATIONS WILL BE MADE?

   The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. DMC and DIAL may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, DMC or DIAL, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. It is not currently anticipated that the Trust will engage a proxy solicitation firm to solicit proxies. The costs of proxy solicitation will be borne by DMC, DIAL or their affiliates and will not be borne by the Trust, the Fund or its shareholders.

                             PRINCIPAL SHAREHOLDERS

   On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Fund.

   To the best knowledge of the Trust, as of the Record Date, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund.

                             SHAREHOLDER PROPOSALS

   Because the Trust and the Fund do not hold regular shareholder meetings, there currently is no specific date by which shareholder proposals intended to be presented at future Meetings of Shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's proxy statement and form or forms of proxy card relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in these proxy materials.

                                   SCHEDULE A

                         FORM OF SUB-ADVISORY AGREEMENT

   AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager") and DELAWARE INTERNATIONAL ADVISERS LIMITED (the "Sub-Adviser").

                                  WITNESSETH:

   WHEREAS, OPTIMUM FUND TRUST (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

   WHEREAS, OPTIMUM INTERNATIONAL FUND (the "Fund") is a series of the Trust;
and

   WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") dated July 17, 2003 whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

   WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

   WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

   WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

  1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

      (b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

          (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

          (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations;

         (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent;

          (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

          (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

          (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

         (vii) maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

      (c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-1 under the 1940 Act.

      (d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; that are applicable to the Managed Portion; (iii) the Fund's Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and (vi) the written instructions of the Investment Manager.

      (e) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph 1(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

      (f) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager.

      (g) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund's Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

      (h) The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

   2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest and federal and state registration fees.

      (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

   3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

      (b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage and research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

      (c) Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

   4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

   5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

   6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

      (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by or on behalf of the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

      (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager, other than that of any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Investment Manager in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund.

      (d) This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

   7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its officers, directors, employees or agents (collectively, "Sub-Adviser Related Persons") shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA and the Financial Services and Markets Act 2000 of the United Kingdom ("FSMA") or any rules or regulations adopted under any of those laws.

      (b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, (collectively "Losses") incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

      (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

   8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the "SEC") or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

      (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

      (c) This Agreement may be terminated (i) by the Investment Manager at any time, without the payment of a penalty, on ninety (90) days' written notice to the Sub-Adviser of the Investment Manager's intention to do so and (ii) by the Trust at any time, without the payment of a penalty, on sixty (60) days' written notice to the Sub-Adviser of the Trust's intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on ninety (90) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination,
          (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Investment Management Agreement.

   9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

          (i) is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

          (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

          (iii) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

          (iv) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

          (v) is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days' written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

          (vi) has been or is independently developed or obtained by the receiving party.

   The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

  10. The Sub-Adviser represents, warrants and agrees that:

      (a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
          Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

      (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

      (c) The Sub-Adviser has provided the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

      (d) The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

      (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

  11. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

  12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the _____ day of __________, 2004.

DELAWARE INTERNATIONAL                     DELAWARE MANAGEMENT COMPANY,
ADVISERS LIMITED                           A SERIES OF DELAWARE MANAGEMENT
   BUSINESS TRUST


By:_____________________________________   By___________________________________
Name:                                      Name:
Title:                                     Title:



Attest:_________________________________   Attest:______________________________
                                           Name:
                                           Title:

Agreed to and accepted as of the day and year first above written:

OPTIMUM INTERNATIONAL FUND



By:_____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

                                    EXHIBIT A
                                       TO
                             SUB-ADVISORY AGREEMENT

                                 ______________

                                  FEE SCHEDULE
                                 ______________

   The compensation payable to Sub-Adviser for its services hereunder, pursuant to Paragraph 4 of the Sub-Advisory Agreement shall be calculated and paid as follows:

   The total fee will be 0.40% (40 basis points) (on an annual basis) of the total assets within the Managed Portion(s) sub-advised by Sub-Adviser.

   The fee shall be payable on the Managed Portion's average daily net assets monthly to the Sub-Adviser on or before the tenth (10th) day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs. Each month, the Investment Manager will provide the Sub-Adviser with a worksheet accompanying payment of the sub-advisory fee that sets forth the computation of such sub-advisory fee.

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







































PX-OPT-DIAL [--] IVES 7/04

                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OPTIMUM INTERNATIONAL FUND                                                             SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004
The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund named above, a series of the Trust (as defined in the proxy statement), to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor
Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

                                                                      THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE
                                                                      THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL
                                                                      EXPENSE OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR
                                                                      NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF
                                                                      YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH
                                                                      JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS
                                                                      EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                      SHOULD GIVE FULL TITLE AS SUCH.

                                                                      --------------------------------------------------------------

                                                                      --------------------------------------------------------------
                                                                            Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                                        Date _______________, 2004

------------------------------------------------------------------------------------------------------------------------------------

Please fill in the box(es) as shown using a black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE
PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT
OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                                             FOR           AGAINST          ABSTAIN
1. To approve a Sub-Advisory Agreement between Delaware Management Company and               |_|             |_|              |_|
   Delaware International Advisers Ltd.










                                              PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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